Supplement dated January 13, 2010, to the Wells Fargo Advantage Funds® prospectuses below, dated on or after February 1, 2009, as previously supplemented, as the case may be.

Wells Fargo Advantage Allocation Funds

Aggressive Allocation Fund

Asset Allocation Fund

Wells Fargo Advantage Equity Gateway Funds

Equity Income Fund

Growth Equity Fund

Large Cap Appreciation Fund

Large Company Growth Fund

Wells Fargo Advantage Income Funds

Diversified Bond Fund

Stable Income Fund

Strategic Income Fund

Wells Fargo Advantage International Stock Funds

Emerging Markets Equity Fund

International Core Fund

International Equity Fund

Wells Fargo Advantage Large Cap Stock Funds

Large Company Core Fund

U.S. Value Fund

Wells Fargo Advantage Money Market Funds

Overland Express Sweep Fund

Wells Fargo Advantage Small and Mid Cap Stock Funds

Mid Cap Disciplined Fund

Small Cap Disciplined Fund

Wells Fargo Advantage Specialty Funds

Specialized Financial Services Fund

I.  Reorganizations and Meeting of Shareholders

            The Wells Fargo Funds Trust Board of Trustees (the “Board”) has unanimously approved the reorganizations of the specified funds (“Target Funds”) listed in the table below into certain existing Wells Fargo Advantage Funds (“Acquiring Funds”) also listed in the table. The reorganizations were proposed by Wells Fargo Funds Management, LLC, investment adviser to the Wells Fargo Advantage Funds.

Target Fund	Acquiring Fund	Portfolio Management Team of Acquiring Fund
Wells Fargo Advantage Equity Income Fund	Wells Fargo Advantage Disciplined Value Fund*	Bill Zieff, Wells Capital Management
Wells Fargo Advantage U.S. Value Fund	Wells Fargo Advantage Disciplined Value Fund*	Bill Zieff, Wells Capital Management
Wells Fargo Advantage Emerging Markets Equity Fund	Wells Fargo Advantage Emerging Markets Equity Fund*	Jerry Zhang, Wells Capital Management
Wells Fargo Advantage Large Company Core Fund	Wells Fargo Advantage Large Cap Core Fund*	Jeff Moser, Golden Capital Management
Wells Fargo Advantage Large Company Growth Fund	Wells Fargo Advantage Premier Large Company Growth Fund*	Aziz Hamzaogullari, Wells Capital Management
Wells Fargo Advantage Specialized Financial Services Fund	Wells Fargo Advantage Classic Value Fund*	Walter McCormick, Gary Mishuris, Wells Capital Management
Wells Fargo Advantage Aggressive Allocation Fund	Wells Fargo Advantage Growth Balanced Fund	Multiple Sub-advisers
Wells Fargo Advantage Diversified Bond Fund	Wells Fargo Advantage Total Return Bond Fund	Troy Ludgood, Thomas O'Connor, Wells Capital Management
Wells Fargo Advantage Growth Equity Fund	Wells Fargo Advantage Diversified Equity Fund	Multiple Sub-advisers
Wells Fargo Advantage Large Cap Appreciation Fund	Wells Fargo Advantage Capital Growth Fund	Tom Pence, Michael Harris, Wells Capital Management
Wells Fargo Advantage Stable Income Fund	Wells Fargo Advantage Ultra Short-Term Income Fund	Jay Mueller, D. James Newton II, Tom Price, Wells Capital Management
Wells Fargo Advantage Strategic Income Fund	Wells Fargo Advantage High Income Fund	Tom Price, Kevin Maas, Michael Schueller, Wells Capital Management

*This Fund will be newly created in order to receive the assets of the Target Fund upon completion of the reorganization.

Each reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Target Funds at special meetings of the shareholders expected to be held in June, 2010.   In each reorganization, if various conditions to the closing of the reorganization are satisfied, the Acquiring Fund will receive all of the assets and assume all of the liabilities of the Target Fund, and Target Fund shareholders will receive shares of the Acquiring Fund in exchange for their shares of the Target Fund.  Each reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes.  Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

Each reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July, 2010. Prior to each reorganization, Wells Fargo Fund shareholders (with the exception of the Specialized Financial Services Fund) may continue to purchase, redeem and exchange their shares subject to the limitations described in the fund prospectuses.  Effective January 29, 2010, the Specialized Financial Services Fund will be closed to new investors, although existing shareholders may continue to add to their investment in the Fund.

No shareholder action is necessary at this time. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Target Fund in a Prospectus/Proxy Statement that is expected to be mailed to shareholders in April. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the reorganization will be considered.

II.  Reorganization Not Requiring Shareholder Approval

            The Board unanimously approved the reorganization shown in the table below.  Shareholder approval of this reorganization is not required under applicable SEC rules and will not be sought.

Target Fund	Acquiring Fund	Portfolio Management Team of Surviving Fund
Wells Fargo Advantage Overland Express Sweep Fund	Wells Fargo Advantage Money Market Fund	David Sylvester, Wells Capital Management

            In its approval of this reorganization, the Board considered many factors, including that the Target Fund and its corresponding Acquiring Fund have the same investment adviser and sub-adviser, substantially the same investment objectives and strategies and the same or similar net operating expenses.  The Board also considered that shareholders would not bear any expenses associated with, or recognize gain or loss for federal income tax purposes as a result of this Reorganization.

            This reorganization will be effected through a transaction structure substantially identical to the transaction structure of the reorganizations described under “Reorganizations and Meeting of Shareholders.”

III. Fund Name Changes

The Board also unanimously approved Fund name changes for certain existing Wells Fargo Advantage Funds, as shown in the table below.   Shareholder approval is not required for these changes.

Funds	Fund Name Change
Asset Allocation Fund	Index Asset Allocation Fund
International Core Fund*	International Equity Fund
International Equity Fund	Diversified International Fund
Small Cap Disciplined Fund	Intrinsic Small Cap Value Fund
Mid Cap Disciplined Fund*	Special Mid Cap Value Fund

*At the time of the name change, it is expected that the Fund will make certain changes to its principal investments.

IV.  Change in Sub-Adviser and Other Investment-Related Changes for Small Cap Disciplined Fund

The Board unanimously approved the replacement of the Fund’s current sub-adviser with Metropolitan West Capital Management, LLC (“MWCM”), a registered investment adviser.  The proposed sub-advisory arrangement with MWCM is subject to approval by shareholders of the Fund.  In order to seek the requisite shareholder approval, the Board has called a special meeting of shareholders of the Fund, at which time the shareholders will be asked to consider and vote on a proposal to approve an investment sub-advisory agreement with the new sub-adviser.  This proposed new sub-advisory arrangement with MWCM, if approved by shareholders, is expected to occur by the end of the second quarter of 2010.  Proxy materials will describe, among other things, the proposed agreement, the new sub-adviser and the investment-related changes referenced below, and are expected to be mailed to record date shareholders sometime in April, 2010.  The proxy materials will also confirm the date, time and location of the special shareholder meeting.

The Board also approved changes to the principal investment strategy and name of the Fund.  In this regard, the Fund’s proposed revised principal investment strategy and name are intended to more accurately reflect the small cap value style and process proposed to be followed by the new sub-adviser.  These changes would take effect only in conjunction with the establishment of MWCM as the Fund’s new sub-adviser, which, as noted above, is subject to shareholder approval.

The foregoing is not a solicitation of any proxy.  For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-222-8222 or visit www.wellsfargo.com/advantagefunds.   The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website www.sec.gov. Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

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